THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH NOTE WHICH OTHER COUNSEL IS SATISFACTORY TO THE COMPANY THAT SUCH NOTE MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

SENIOR SECURED NOTE

$500,000.00	New York, New York
May 18, 2007

Background:

The undersigned (the “undersigned” or the “Company”) has entered into that certain Agreement and Plan of Merger and Reorganization, dated as of January 19, 2007, as amended (the “Merger Agreement”), by and among the Company, SBE, Inc. (“SBE”), a Delaware corporation and Cold Winter Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of SBE (“Merger Sub”), which provides for a merger (the “Merger”) of the undersigned with and into Merger Sub;

This Note was issued pursuant to the Note Purchase Agreement, dated as of May 18, 2007, between the Company and Lender (the “Note Purchase Agreement”);

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Note Purchase Agreement; and

Prior to the date hereof, the undersigned issued certain senior secured notes (the “Bridge Notes”) to certain lenders (the “Bridge Lenders”) in an aggregate principal amount of $10,000,000.

FOR VALUE RECEIVED, the undersigned, a Delaware corporation having an address at Biblioteksgatan 11, S111 46 Stockholm, Sweden, hereby promises to pay to the order of SBE or assigns (“Lender”), at its offices located at 4000 Executive Parkway, Suite 200, San Ramon, California 94583 or at such other place as the Lender may from time to time designate to the undersigned in writing, on September 30, 2007, or such earlier date as required hereunder, the sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) at a rate per annum equal to six percent (6%). In no event, however, shall interest hereunder be in excess of the maximum interest rate permitted by law.

The obligations of the undersigned under this Note, together with all obligations under the other Senior Secured Notes, are secured in accordance with the terms of (i) certain Stockholder Pledge and Security Agreements, dated February 28, 2006 (as amended, restated, modified and supplemented from time to time, the “Stockholder Pledge Agreements”) between certain stockholders of the Company and the Bridge Lenders, by the pledge of certain Collateral, as defined in such Stockholder Pledge Agreements, respectively, and (ii) a Security Agreement, dated February 28, 2006 (as amended, restated, modified and supplemented from time to time, the “Security Agreement”) between the Company and the Bridge Lenders, by the pledge of certain Collateral, as defined in such Security Agreement.

A.    Prepayment; Effect of Merger:

1.	This Note may be prepaid without premium or penalty, in whole or in part, on 20 days notice.

2.
In the event that the Merger is consummated pursuant to the terms of the Merger Agreement, this Note, including without limitation all accrued interest (unless paid in cash by the undersigned) and other obligations under this Note, shall automatically be cancelled without further obligation on the part of the Company.

B.    Default; Remedy. If any one or more of the following events of default (each, an “Event of Default”) shall occur, that is to say:

1.    default shall be made in the payment of any principal or interest of this Note when the same shall become due and payable, whether at maturity, by acceleration, by notice of intention to prepay or otherwise;

2.    the undersigned shall become unable to pay its debts as they mature, seek to auction all or a substantial portion of its assets, make a general assignment for the benefit of creditors, commence or cause to be commenced a meeting of its creditors or take advan-tage of any of the insolvency laws, or a case is commenced or a petition in bankruptcy or for an arrangement or reorganization under the Federal Bankruptcy Code (i) is filed against the under-signed, or (ii) is filed by the undersigned, or a custodian or receiver (or other court designee performing the functions of a receiver) is appointed for or takes possession of the undersigned’s assets or affairs, or an order for relief in a case commenced under the Federal Bankruptcy Code is entered;

3.    any judgment or judgments against the undersigned or its property for any amount remains unpaid, undischarged, unsatisfied, unbonded or undismissed for a period of ten (10) days, or a levy, sequestration or attachment against the undersigned or his property for any amount remains unpaid, undischarged, unstayed, unsatisfied or undismissed for a period of ten (10) days;

4.    any guaranty of the obligations of the undersigned to Lender is terminated or breached, or if any guarantor of the obligations of the undersigned to the Lender attempts to terminate, challenge the validity of, or its liability under, any such guaranty or similar agreement;

5.    any event of default shall occur under any agreement between Lender and the undersigned, including without limitation the Security Agreement, any Stockholder Pledge Agreement or any guaranty related thereto, which is not cured within any applicable grace period, or

6.    any termination of the Merger Agreement pursuant to the terms therein,

then this Note (x)(i) upon the occurrence of an Event of Default pursuant to subsection 2 of this Section (B) shall immediately become due and payable, without notice; and (ii) upon the occurrence of any other Event of Default, shall become due and payable, upon delivery of written notice of such Event of Default by Required Holders, to the undersigned, in each case together with reasonable attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof; and (y) shall bear interest at a rate of interest per annum equal to fifteen percent (15%). To the extent permitted by applicable law interest shall accrue with respect to interest that is due and not paid. In the event the Bridge Lenders or Lender take action under the Security Agreement or any Stockholder Pledge Agreement, such holders shall proceed first under the Security Agreement and thereafter, only if the Company’s obligations to the Bridge Lenders and Lender are not satisfied, under such Stockholder Pledge Agreement.

C.    Governing Law. This Note is being delivered in the State of New York, and shall be construed and enforced in accordance with the laws of such State. Any judicial proceeding by the undersigned against Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Note, shall be brought only in federal or state court located in the City of New York, State of New York. Any judicial proceeding brought against the undersigned with respect to this Note may be brought in any court of competent jurisdiction in the City of New York, State of New York, United States of America, and, by execution and delivery of this Note, the undersigned accepts, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Note or any related agreement. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against the undersigned in the courts of any other jurisdiction. The undersigned waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.

D.    Waiver of Jury Trial. THE UNDERSIGNED EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THIS WAIVER OF THE RIGHT TO TRIAL BY JURY.

E.    Notices. All notices required hereunder shall be given in the manner set forth in the Note Purchase Agreement.

F.    Transfer to Comply with the Securities Act of 1933. The holder of this Note and each transferee hereof, by its acceptance thereof, agrees that (i) no public distribution of Notes will be made in violation of the Act, and (ii) during such period as the delivery of a prospectus with respect to the Note may be required by the Act, no public distribution of the Note will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with applicable state securities laws. Furthermore, it shall be a condition to the transfer of this Note that any transferee thereof be bound by all of the terms and conditions contained in this Note.

G.    Subordination. The holder of this Note and each transferee hereof, by its acceptance hereof, agrees that any payment or distribution in respect of the Note (i) is expressly subordinated to the Company’s obligations to Almi Foretags Partner, AB, a corporation recognized under the laws of Sweden and (ii) is pari passu with the Company’s obligations to Petrus Holdings S.A., a corporation organized under the laws of Luxembourg.

H.    The undersigned expressly waives any presentment, demand, protest, notice of protest, or notice of any kind.

I.    This Note may only be amended with the written consent of the undersigned and the Lender.

NEONODE INC.

By: /s/ Mikael Hagman